Interpublic Group April 28, 2021 FIRST QUARTER 2021 EARNINGS CONFERENCE CALL

2Interpublic Group of Companies, Inc. • Net revenue growth was +2.8% and organic growth of net revenue was +1.9% ◦ U.S. organic change was negative -0.2% ◦ International organic growth was +6.3% • Net income as reported was $91.7 million, and adjusted EBITA before restructuring charges was $265.9 million this year compared with $97.2 million a year ago • Adjusted EBITA before restructuring charges margin was 13.1% compared with 4.9% a year ago • Diluted EPS was $0.23 and was $0.45 as adjusted compared with $0.11 as adjusted a year ago • Refinanced $1.0 billion of senior notes maturing 2022-2024 with new maturities in 2031 and 2041 • Pleased with our strong start to the year and generally improving tone of business Overview — First Quarter 2021 Organic change of net revenue, adjusted EBITA before restructuring charges and adjusted diluted EPS are non-GAAP measures. Management believes these metrics provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. See our non-GAAP reconciliations of organic net revenue change on page 14 and adjusted results on pages 15, 16 and 17.

3Interpublic Group of Companies, Inc. Three Months Ended March 31, 2021 2020 Net Revenue $ 2,027.7 $ 1,972.1 Billable Expenses 229.3 387.7 Total Revenue 2,257.0 2,359.8 Salaries and Related Expenses 1,393.1 1,422.8 Office and Other Direct Expenses 292.9 378.2 Billable Expenses 229.3 387.7 Cost of Services 1,915.3 2,188.7 Selling, General and Administrative Expenses 28.2 22.4 Depreciation and Amortization 69.2 72.8 Restructuring Charges 1.3 — Total Operating Expenses 2,014.0 2,283.9 Operating Income 243.0 75.9 Interest Expense, net (42.7) (34.1) Other Expense, net (1) (83.9) (21.8) Income Before Income Taxes 116.4 20.0 Provision for Income Taxes 23.8 17.2 Equity in Net Loss of Unconsolidated Affiliates (0.2) (0.2) Net Income 92.4 2.6 Net (Income) Loss Attributable to Noncontrolling Interests (0.7) 2.1 Net Income Available to IPG Common Stockholders $ 91.7 $ 4.7 Earnings per Share Available to IPG Common Stockholders - Basic $ 0.23 $ 0.01 Earnings per Share Available to IPG Common Stockholders - Diluted $ 0.23 $ 0.01 Weighted-Average Number of Common Shares Outstanding - Basic 391.5 387.7 Weighted-Average Number of Common Shares Outstanding - Diluted 396.0 391.7 Dividends Declared per Common Share $ 0.270 $ 0.255 ($ in Millions, except per share amounts) Operating Performance (1) Includes a loss of $74.0 on early extinguishment of debt for the three months ended March 31, 2021.

4Interpublic Group of Companies, Inc. Three Months Ended $ % Change March 31, 2020 $ 1,972.1 Foreign currency 29.3 1.5% Net acquisitions/(divestitures) (11.7) (0.6%) Organic 38.0 1.9% Total change 55.6 2.8% March 31, 2021 $ 2,027.7 Three Months Ended March 31, Change 2021 2020 Organic Total IAN $ 1,734.1 $ 1,664.5 3.2% 4.2% DXTRA $ 293.6 $ 307.6 (4.8%) (4.6%) See reconciliation of segment organic net revenue change on page 14. ($ in Millions) Net Revenue

5Interpublic Group of Companies, Inc. Organic Net Revenue Change by Region “All Other Markets” includes Canada, Africa and the Middle East. Circle proportions represent consolidated net revenue distribution. See reconciliation of organic net revenue change, including total net revenue change, on page 14. Three Months Ended March 31, 2021 -0.2% United States +3.5% United Kingdom +12.4% Continental Europe +5.0% Latin America +3.4% Asia Pacific +6.3% International +1.9% Worldwide +7.3% All Other Markets

6Interpublic Group of Companies, Inc. Depreciation & Amortization 2.3% 2.6% 2021 2020 Operating Expenses % of Net Revenue (1) Excludes amortization of acquired intangibles. Salaries & Related 68.7% 72.1% 2021 2020 Office & Other Direct 14.4% 19.2% 2021 2020 Selling, General & Administrative 1.4% 1.1% 2021 2020 Amortization of Acquired Intangibles 1.1% 1.1% 2021 2020 Restructuring Charges 0.1% 0.0% 2021 2020 Three Months Ended March 31 (1)

Adjusted Diluted Earnings Per Share

	Three Months Ended March 31, 2021					
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [1]	Net Losses on Sales of Businesses	Loss on Early Extinguishment of Debt [2]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [3]	**$ 243.0**	**$ (21.6)**	**$ (1.3)**			**$ 265.9**
Total (Expenses) and Other Income [4]	(126.6)			$ (12.5)	$ (74.0)	(40.1)
Income Before Income Taxes	**116.4**	**(21.6)**	**(1.3)**	**(12.5)**	**(74.0)**	**225.8**
Provision for Income Taxes	23.8	4.2	0.3	0.7	18.5	47.5
Equity in Net Loss of Unconsolidated Affiliates	(0.2)					(0.2)
Net Income Attributable to Noncontrolling Interests	(0.7)					(0.7)
DILUTED EPS COMPONENTS:						
Net Income Available to IPG Common Stockholders	**$ 91.7**	**$ (17.4)**	**$ (1.0)**	**$ (11.8)**	**$ (55.5)**	**$ 177.4**
Weighted-Average Number of Common Shares Outstanding	396.0					396.0
Earnings per Share Available to IPG Common Stockholders [5]	**$ 0.23**	**$ (0.04)**	**$ 0.00**	**$ (0.03)**	**$ (0.14)**	**$ 0.45**

(1) Restructuring charges of $1.3 in the first quarter of 2021 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
(2) Consists of a loss related to the early extinguishment of our 4.000% unsecured senior notes due 2022, 3.750% unsecured senior notes due 2023 and half of our 4.200% unsecured senior notes due 2024.
(3) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 16.
(4) Consists of non-operating expenses including interest expense, net and other expense, net.
(5) Earnings per share may not add due to rounding.
See full non-GAAP reconciliation of adjusted diluted earnings per share on page 15.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 7 IPG

8Interpublic Group of Companies, Inc. Three Months Ended March 31, 2021 2020 Net Income $ 92.4 $ 2.6 OPERATING ACTIVITIES: Depreciation & amortization 92.2 98.3 Loss on early extinguishment of debt 74.0 — Deferred taxes 18.2 (11.2) Net losses on sales of businesses 12.5 23.3 Other non-cash items 2.4 23.8 Change in working capital, net (496.9) (371.6) Change in other non-current assets & liabilities (44.6) (42.3) Net cash used in Operating Activities (249.8) (277.1) INVESTING ACTIVITIES: Capital expenditures (28.3) (44.6) Acquisitions, net of cash acquired — (1.3) Net proceeds from investments 28.8 1.8 Other investing activities (0.3) (16.7) Net cash provided by (used in) Investing Activities 0.2 (60.8) FINANCING ACTIVITIES: Early extinguishment of long-term debt (1,066.8) — Common stock dividends (109.1) (100.0) Tax payments for employee shares withheld (22.4) (19.1) Acquisition-related payments (3.4) (18.6) Distributions to noncontrolling interests (3.3) (5.6) Net (decrease) increase in short-term borrowings (2.9) 247.8 Proceeds from long-term debt 998.1 646.2 Exercise of stock options 8.0 0.0 Other financing activities (10.9) (6.3) Net cash (used in) provided by Financing Activities (212.7) 744.4 Currency effect (30.4) (46.7) Net (decrease) increase in cash, cash equivalents and restricted cash $ (492.7) $ 359.8 ($ in Millions) Cash Flow

9Interpublic Group of Companies, Inc. March 31, 2021 December 31, 2020 March 31, 2020 CURRENT ASSETS: Cash and cash equivalents $ 2,015.3 $ 2,509.0 $ 1,554.0 Accounts receivable, net 3,440.3 4,646.4 3,661.5 Accounts receivable, billable to clients 1,842.7 1,820.7 1,914.0 Assets held for sale 4.5 0.8 17.4 Other current assets 467.4 390.7 449.8 Total current assets $ 7,770.2 $ 9,367.6 $ 7,596.7 CURRENT LIABILITIES: Accounts payable $ 5,862.0 $ 7,269.7 $ 5,559.5 Accrued liabilities 608.9 832.4 539.5 Contract liabilities 689.1 657.8 571.5 Short-term borrowings 43.1 48.0 310.1 Current portion of long-term debt 502.8 502.5 502.5 Current portion of operating leases 268.8 268.5 257.4 Liabilities held for sale 9.8 1.6 55.4 Total current liabilities $ 7,984.5 $ 9,580.5 $ 7,795.9 ($ in Millions) Balance Sheet — Current Portion

10Interpublic Group of Companies, Inc. Short-Term Debt Senior Notes - Current $546 $250 $500 $650 $541 $500 $500 $500 $500 $46 $41 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2041 2048 Senior Notes 3.750% 4.650% 5.400%2.400%4.200% Total Debt = $3.5 billion ($ in Millions) Debt Maturity Schedule 4.750% (1) Senior Notes due on October 1, 2021 (2) On February 25, 2021, we issued a total of $500 in aggregate principal amount of 2.400% unsecured senior notes due March 1, 2031 and a total of $500 in aggregate principal amount of 3.375% unsecured senior notes due March 1, 2041. (2) New Senior Notes 3.375% (2) ... ... (1)

11Interpublic Group of Companies, Inc. Summary • A strong start to the year • Intense focus on continuing to navigate the impact of COVID-19 • Well-positioned to participate in the global economic recovery • Foundation for sustained growth ◦ Quality of our agency offerings ◦ Exceptional talent ◦ Data capabilities at scale ◦ Strong creative and innovative marketing & media solutions ◦ Integrated digital and digital specialists ◦ "Open architecture" agency collaboration • Effective expense management is an ongoing priority • Financial strength a continued source of value creation

12Interpublic Group of Companies, Inc. Appendix

13Interpublic Group of Companies, Inc. 2021 Q1 Q2 Q3 Q4 YTD 2021 Depreciation and amortization (1) $ 47.6 $ 47.6 Amortization of acquired intangibles 21.6 21.6 Amortization of restricted stock and other non-cash compensation 20.3 20.3 Net amortization of bond discounts and deferred financing costs 2.7 2.7 2020 Q1 Q2 Q3 Q4 FY 2020 Depreciation and amortization (1) $ 51.5 $ 51.3 $ 49.7 $ 52.2 $ 204.7 Amortization of acquired intangibles 21.3 21.8 21.3 21.5 85.9 Amortization of restricted stock and other non-cash compensation 23.2 12.6 20.6 10.6 67.0 Net amortization of bond discounts and deferred financing costs 2.3 3.0 3.3 2.8 11.4 ($ in Millions) (1) Excludes amortization of acquired intangibles. Depreciation and Amortization

14Interpublic Group of Companies, Inc. Components of Change Change Three Months Ended March 31, 2020 Foreign Currency Net Acquisitions / (Divestitures) Organic Three Months Ended March 31, 2021 Organic Total SEGMENT: IAN $ 1,664.5 $ 22.8 $ (6.0) $ 52.8 $ 1,734.1 3.2% 4.2% DXTRA 307.6 6.5 (5.7) (14.8) 293.6 (4.8%) (4.6%) Total $ 1,972.1 $ 29.3 $ (11.7) $ 38.0 $ 2,027.7 1.9% 2.8% GEOGRAPHIC: United States $ 1,320.0 $ — $ (7.4) $ (2.8) $ 1,309.8 (0.2%) (0.8%) International 652.1 29.3 (4.3) 40.8 717.9 6.3% 10.1% United Kingdom 165.7 11.6 0.9 5.8 184.0 3.5% 11.0% Continental Europe 146.0 13.2 (1.5) 18.1 175.8 12.4% 20.4% Asia Pacific 158.8 8.9 (4.0) 5.4 169.1 3.4% 6.5% Latin America 79.3 (8.2) 0.3 4.0 75.4 5.0% (4.9%) All Other Markets 102.3 3.8 0.0 7.5 113.6 7.3% 11.0% Worldwide $ 1,972.1 $ 29.3 $ (11.7) $ 38.0 $ 2,027.7 1.9% 2.8% ($ in Millions) Reconciliation of Organic Net Revenue

Reconciliation of Adjusted Results[1]

	Three Months Ended March 31, 2021					
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges[2]	Net Losses on Sales of Businesses	Loss on Early Extinguishment of Debt[3]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges[4]	**$ 243.0**	**$ (21.6)**	**$ (1.3)**			**$ 265.9**
Total (Expenses) and Other Income[5]	(126.6)			$ (12.5)	$ (74.0)	(40.1)
Income Before Income Taxes	**116.4**	**(21.6)**	**(1.3)**	**(12.5)**	**(74.0)**	**225.8**
Provision for Income Taxes	23.8	4.2	0.3	0.7	18.5	47.5
Equity in Net Loss of Unconsolidated Affiliates	(0.2)					(0.2)
Net Income Attributable to Noncontrolling Interests	(0.7)					(0.7)
Net Income Available to IPG Common Stockholders	**$ 91.7**	**$ (17.4)**	**$ (1.0)**	**$ (11.8)**	**$ (55.5)**	**$ 177.4**
Weighted-Average Number of Common Shares Outstanding - Basic	**391.5**					**391.5**
Dilutive effect of stock options and restricted shares	4.5					4.5
Weighted-Average Number of Common Shares Outstanding - Diluted	**396.0**					**396.0**
Earnings per Share Available to IPG Common Stockholders[6]:						
Basic	$ 0.23	$ (0.04)	$ 0.00	$ (0.03)	$ (0.14)	$ 0.45
Diluted	$ 0.23	$ (0.04)	$ 0.00	$ (0.03)	$ (0.14)	$ 0.45

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
[2] Restructuring charges of $1.3 in the first quarter of 2021 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
[3] Consists of a loss related to the early extinguishment of our 4.000% unsecured senior notes due 2022, 3.750% unsecured senior notes due 2023 and half of our 4.200% unsecured senior notes due 2024.
[4] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 16.
[5] Consists of non-operating expenses including interest expense, net and other expense, net.
[6] Earnings per share may not add due to rounding.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 15 IPG

16Interpublic Group of Companies, Inc. Reconciliation of Adjusted EBITA Three Months Ended March 31, 2021 2020 Net Revenue $ 2,027.7 $ 1,972.1 Non-GAAP Reconciliation: Net Income Available to IPG Common Stockholders $ 91.7 $ 4.7 Add Back: Provision for Income Taxes 23.8 17.2 Subtract: Total (Expenses) and Other Income (126.6) (55.9) Equity in Net Loss of Unconsolidated Affiliates (0.2) (0.2) Net (Income) Loss Attributable to Noncontrolling Interests (0.7) 2.1 Operating Income $ 243.0 $ 75.9 Add Back: Amortization of Acquired Intangibles 21.6 21.3 Adjusted EBITA $ 264.6 $ 97.2 Adjusted EBITA Margin on Net Revenue % 13.0% 4.9 % Restructuring Charges 1.3 N/A Adjusted EBITA before Restructuring Charges $ 265.9 N/A Adjusted EBITA before Restructuring Charges Margin on Net Revenue % 13.1 % N/A (1) ($ in Millions) (1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. (2) Restructuring charges of $1.3 in the first quarter of 2021 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business. (2)

17Interpublic Group of Companies, Inc. Three Months Ended March 31, 2020 As Reported Amortization of Acquired Intangibles Net Losses on Sales of Businesses Adjusted Results (Non-GAAP) Operating Income and Adjusted EBITA (2) $ 75.9 $ (21.3) $ 97.2 Total (Expenses) and Other Income (3) (55.9) $ (23.3) (32.6) Income Before Income Taxes 20.0 (21.3) (23.3) 64.6 Provision for Income Taxes 17.2 4.2 0.9 22.3 Equity in Net Loss of Unconsolidated Affiliates (0.2) (0.2) Net Loss Attributable to Noncontrolling Interests 2.1 2.1 Net Income Available to IPG Common Stockholders $ 4.7 $ (17.1) $ (22.4) $ 44.2 Weighted-Average Number of Common Shares Outstanding - Basic 387.7 387.7 Dilutive effect of stock options and restricted shares 4.0 4.0 Weighted-Average Number of Common Shares Outstanding - Diluted 391.7 391.7 Earnings per Share Available to IPG Common Stockholders (4): Basic $ 0.01 $ (0.04) $ (0.06) $ 0.11 Diluted $ 0.01 $ (0.04) $ (0.06) $ 0.11 ($ in Millions, except per share amounts) (1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. (2) Refer to non-GAAP reconciliation of Adjusted EBITA on page 16. (3) Consists of non-operating expenses including interest expense, net and other expense, net. (4) Earnings per share may not add due to rounding. Reconciliation of Adjusted Results (1)

18Interpublic Group of Companies, Inc. Metrics Update

19Interpublic Group of Companies, Inc. Metrics Update CATEGORY: SALARIES & RELATED OFFICE & OTHER DIRECT FINANCIAL (% of net revenue) (% of net revenue) METRIC: Trailing Twelve Months Trailing Twelve Months Available Liquidity Base, Benefits & Tax Occupancy Expense Credit Facility Covenant Incentive Expense All Other Office and Other Direct Expenses Severance Expense Temporary Help

20Interpublic Group of Companies, Inc. 65.5% 66.3% 64.8% 3/31/2021 12/31/2020 3/31/2020 Salaries & Related Expenses % of Net Revenue, Trailing Twelve Months

21Interpublic Group of Companies, Inc. Base, Benefits & Tax 58.1% 61.7% Severance Expense 0.3% 1.2% Incentive Expense 4.3% 3.7% Temporary Help 4.6% 4.5% Salaries & Related Expenses (% of Net Revenue) “All Other Salaries & Related,” not shown, was 1.4% and 1.0% for the three months ended March 31, 2021 and 2020, respectively. Three Months Ended March 31 2021 2020

22Interpublic Group of Companies, Inc. 15.8% 17.0% 18.1% 3/31/2021 12/31/2020 3/31/2020 Office & Other Direct Expenses % of Net Revenue, Trailing Twelve Months

23Interpublic Group of Companies, Inc. Occupancy Expense 5.6% 6.7% All Other 8.8% 12.5% Office & Other Direct Expenses (% of Net Revenue) “All Other” primarily includes client service costs, non-pass through production expenses, travel and entertainment, professional fees, spending to support new business activity, telecommunications, office supplies, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains) and other expenses. Three Months Ended March 31 2021 2020

24Interpublic Group of Companies, Inc. $1,554 $1,085 $1,628 $2,509 $2,015 $1,492 $1,492 $1,491 $1,491 $1,490 $500 $500 $500 $500 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 ($ in Millions) Available Liquidity Cash, Cash Equivalents + Available Committed Credit Facilities Available Committed Credit FacilityCash and Cash Equivalents 364-Day Credit Facility (1) In March 2020, we entered into an agreement for a 364-day revolving credit facility. (2) The 364-day revolving credit facility matured in March 2021. (1) (2)

25Interpublic Group of Companies, Inc. Financial Covenant Four Quarters Ended March 31, 2021 Leverage Ratio (not greater than) (2) (3) 4.25x Actual Leverage Ratio 2.52x CREDIT AGREEMENT EBITDA RECONCILIATION: Four Quarters Ended March 31, 2021 Net Income Available to IPG Common Stockholders $ 438.1 + Non-Operating Adjustments (4) 317.4 Operating Income $ 755.5 + Depreciation and Amortization 406.0 + Other Non-cash Charges Reducing Operating Income 209.7 Credit Agreement EBITDA (2): $ 1,371.2 ($ in Millions) Credit Facility Covenant (1) (1) The leverage ratio financial covenant applies to our committed corporate credit facility, amended and restated as of November 1, 2019 ( the "Credit Agreement"). (2) The leverage ratio is defined as debt as of the last day of such fiscal quarter to EBITDA (as defined in the Credit Agreement) for the four quarters then ended. (3) On July 28, 2020, we entered into Amendment No. 1 to the Credit Agreement. The Amendment increased the maximum leverage ratio covenant to (i) 4.25x through the quarter ended June 30, 2021, and (ii) 3.50x thereafter. (4) Includes adjustments of the following items from our consolidated statement of operations: provision for (benefit of) income taxes, total (expenses) and other income, equity in net (loss) income of unconsolidated affiliates, and net (income) loss attributable to noncontrolling interests.

26Interpublic Group of Companies, Inc. This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ▪ the effects of a challenging economy on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ▪ the impacts of the novel coronavirus (COVID-19) pandemic and, the measures to contain its spread, including social distancing efforts and restrictions on businesses, social activities and travel, any failure to realize anticipated benefits from the rollout of COVID-19 vaccination campaigns and the resulting impact on the economy, our clients and demand for our services, which may precipitate or exacerbate other risks and uncertainties; ▪ our ability to attract new clients and retain existing clients; ▪ our ability to retain and attract key employees; ▪ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ▪ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ▪ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; ▪ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world, including laws and regulations related to data protection and consumer privacy; and ▪ failure to fully realize the anticipated benefits of our 2020 restructuring actions and other cost-saving initiatives. Investors should carefully consider these factors and the additional risk factors outlined in more detail under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q and our other SEC filings. Cautionary Statement